EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment (this “Agreement”) to the Credit Agreement (as defined below) is dated as of October 19, 2012, and effective in accordance with Section 3 below, among DPL INC., an Ohio corporation (the “Borrower”), the Lenders party hereto (collectively, the “Consenting Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent.

STATEMENT OF PURPOSE:

The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 24, 2011 (as amended, supplemented or otherwise modified as of the date hereof, the “Credit Agreement”).

The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement, and to grant a limited waiver with respect to Section 7.11(b) of the Credit Agreement, in each case as more specifically set forth herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders have agreed to grant such request of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Capitalized Terms.  All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.     Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein and the effectiveness of this Agreement in accordance with its terms, the parties hereto agree that the Credit Agreement is amended by:

(a)           amending Section 1.01 of the Credit Agreement by replacing the pricing grid in the definition of “Applicable Rate” in its entirety with the following:

Applicable Rate

Pricing Level	Ratings S&P/Moody’s/Fitch	Eurodollar Rate +	Base Rate +
1	A/A2/A or higher	1.000%	0.000%
2	A-/A3/A-	1.125%	0.125%
3	BBB+/Baa1/BBB+	1.250%	0.250%
4	BBB/Baa2/BBB	1.500%	0.500%
5	BBB-/Baa3/BBB-	1.750%	0.750%
6	BB+/Ba1/BB+	2.000%	1.000%
7	BB/Ba2/BB	2.250%	1.250%
8	BB-/Ba3/BB- or lower	2.500%	1.500%

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(b)           amending Section 1.01 of the Credit Agreement by deleting the definition of “Consolidated Total Capitalization” in its entirety.

(c)           amending Exhibit C to the Credit Agreement by replacing it in its entirety with Annex 1 hereto.

(d)           amending Section 7.11 of the Credit Agreement by amending and restating such Section in its entirety as follows:

“7.11      Financial Covenant.  (a)  Permit the ratio of Consolidated Total Debt to Consolidated EBITDA for the period of the four fiscal quarters ending on such date as of the end of any fiscal quarter of the Borrower to be greater than the corresponding ratio set forth below:

Period	Maximum Ratio
September 30, 2012 through December 31, 2012	7.00 to 1.00
January 1, 2013 through March 31, 2013	7.75 to 1.00
April 1, 2013 through June 30, 2013	8.00 to 1.00
July 1, 2013 and thereafter	8.25 to 1.00

(b)           Upon the occurrence and at all times during the continuance of a Ratings Event, permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 2.50 to 1.00.”

(e)           amending Article VII of the Credit Agreement by adding the following new Section 7.12 in proper numerical order:

“7.12              Restricted Payments.  Declare or make any Restricted Payment; provided that:

(a)           the Borrower may declare and make (and each Subsidiary of the Borrower may declare and make to enable the Borrower to do the same) Restricted Payments to AES, so that AES may, and AES shall be permitted to pay any Taxes which are attributable to the Borrower’s Consolidated Net Income and due and payable by AES and the Borrower as part of a consolidated group;

(b)           the Borrower may declare and make Restricted Payments during the fiscal quarter ending December 31, 2012 in an aggregate amount not to exceed $20,000,000;

(c)           DP&L may declare and make Restricted Payments with respect to shares of DP&L preferred stock in accordance with the terms thereof; and

(d)           any Subsidiary may declare and make Restricted Payments to the Borrower.”

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(f)            For the avoidance of doubt, given that the Credit Agreement has been fully funded, all references in the Credit Agreement to the “Undrawn Fee” are no longer applicable and have no force and effect.

3.     Limited Waiver.  The Lenders and the Administrative Agent hereby waive any Default or Event of Default under Section 8.01 of the Credit Agreement with respect to or relating to Section 7.11(b) thereof and that exists at any time up to and including the First Amendment Effective Date.

4.     Conditions to Effectiveness.  Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective (the date of such satisfaction, the “First Amendment Effective Date”):

(a)           the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent, the Consenting Lenders constituting Requisite Lenders and the Borrower;

(b)           the US Bank Facility shall have been amended in a manner satisfactory to the Administrative Agent;

(c)           the Borrower shall have paid to the Administrative Agent (or its applicable affiliate), for the account of each Consenting Lender (including PNC Bank) that executes and delivers this Agreement to the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern Time) on October 19, 2012, an amendment fee in an amount equal to 0.05% of the outstanding Loans of each such Consenting Lender;

(d)           the Administrative Agent shall have been paid or reimbursed for all fees and out-of-pocket charges and other expenses incurred in connection with this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent; and

(e)           the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Agreement.

5.     Effect of this Agreement.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

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6.     Representations and Warranties/No Default.  By its execution hereof,

(a)           the Borrower represents and warrants that:

(i)            the representations and warranties contained in each Loan Document (including this Agreement) are true and correct in all material respects on and as of the First Amendment Effective Date, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct in all material respects on and as of such earlier date, except that for purposes of this Amendment, the representations and warranties contained in of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 5.05 of the Credit Agreement; and

(ii)           no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date; and

(b)           the Borrower hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i)            it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(ii)           this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officer of the Borrower, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

7.     Other Interpretive Provisions.  The Borrower, each Lender and the Administrative Agent agrees that any definition of or reference to any agreement, instrument or other document in the Credit Agreement or other Loan Document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document).

8.     Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.     Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by telecopier or electronic mail of an executed counterpart of a signature page to this Agreement or Lender Authorization shall be effective as delivery of an original executed counterpart of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

BORROWER:

DPL INC., as Borrower

By:	/s/ Craig L. Jackson
Name:	Craig L. Jackson
Title:	Senior Vice President and Chief Financial Officer

First Amendment to Credit Agreement (PNC)

DPL Inc.

Signature Page

ADMINISTRATIVE AGENT:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ C. Joseph Richardson
Name:	C. Joseph Richardson
Title:	Senior Vice President

First Amendment to Credit Agreement (PNC)

DPL Inc.

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as Co-Syndication Agent, Documentation Agent and as a Lender

By:	/s/ Patrick Martin
Name:	Patrick Martin
Title:	Director

First Amendment to Credit Agreement (PNC)

DPL Inc.

Signature Page

FIFTH THIRD BANK, as Co-Syndication Agent and as a Lender

By:	/s/ Michael J. Schaltz Jr.
Name:	Michael J. Schaltz Jr.
Title:	Vice President

First Amendment to Credit Agreement (PNC)

DPL Inc.

Signature Page

U.S. BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as a Lender

By:	/s/ Paul R. Morrison
Name:	Paul R. Morrison
Title:	Senior Vice President

First Amendment to Credit Agreement (PNC)

DPL Inc.

Signature Page

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ David Urban
Name:	David Urban
Title:	Associate Director

First Amendment to Credit Agreement (PNC)

DPL Inc.

Signature Page

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Joshua D. Elsea
Name:	Joshua D. Elsea
Title:	Vice President – Commercial Banking

First Amendment to Credit Agreement (PNC)

DPL Inc.

Signature Page

Annex 1

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                    , 20

To:                             PNC Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of August 24, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among DPL Inc., an Ohio corporation (the “Borrower”), the Lenders from time to time party thereto, PNC Bank, National Association, as Administrative Agent, U.S. Bank, National Association, Bank of America, N.A. and Fifth Third Bank, as Co-Syndication Agents, and Bank of America, N.A., as Documentation Agent.

The undersigned Responsible Officer, solely in his/her capacity as a Responsible Officer of the Borrower and not in his/her individual capacity and without personal liability to the Administrative Agent or the Lenders with respect hereto, on behalf of the Borrower, hereby certifies as of the date hereof that he/she is the                                                                                     of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.             The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.             The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a reasonably detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements, and

[select one:]

[to the knowledge of the undersigned, as of the date hereof no Default has occurred and is continuing.]

—or—

[to the knowledge of the undersigned, the following is a list of each such Default and its nature and status:]

3.             The representations and warranties of the Borrower contained in Article V of the Agreement are true and correct in all material respects on and as of the date hereof, except that (i) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects), (iii) for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered and (iv) the representations and warranties contained in Section 5.05(c) and 5.06(a)(ii) do not need to be true and correct.

4.             The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate in all material respects on and as of the date of this Compliance Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of                             ,                     .

DPL Inc.

By:
Name:
Title:

For the Quarter/Year ended                           (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

Section 7.11(a) — Consolidated Total Debt to Consolidated EBITDA.

I.	Consolidated Total Debt at Statement Date:		$
II.	A.	Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):
	1.	Consolidated Net Income for Subject Period:	$
	2.	Consolidated Interest Charges for Subject Period:	$
	3.	Provision for income taxes for Subject Period:	$
	4.	Depreciation expenses for Subject Period:	$
	5.	Amortization expenses for Subject Period:	$
	6.	Non-recurring non-cash reductions for Subject Period:	$
	7.	Non-recurring cash reductions incurred for Subject Period as a result of:

		(a) the Acquisition Transaction	$
		(b) the early termination of Borrower’s Capital Trust II Indebtedness	$
		(c) termination of existing swap contracts (not to exceed $50,000,000.00, in the aggregate)	$

		= Total (Line 7(a) + 7(b) + 7(c))	$

	8.	All other non-cash reductions for Subject Period:	$
	9.	Income tax credits for Subject Period:	$
	10.	Non-cash additions to Consolidated Net Income for Subject Period:	$
	11.	Consolidated EBITDA (Lines II.A1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 - 9 - 10):	$
III.	Ratio (Line I ÷ Line II.A.11.):		to 1.00
Maximum permitted (see grid in Section 7.11(a)):			to 1.00

Section 7.11 (b) — Consolidated Interest Coverage Ratio (to be used during the continuance of a Ratings Event).

I.	A.	Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):
	1.	Consolidated Net Income for Subject Period:	$
	2.	Consolidated Interest Charges for Subject Period:	$
	3.	Provision for income taxes for Subject Period:	$
	4.	Depreciation expenses for Subject Period:	$
	5.	Amortization expenses for Subject Period:	$
	6.	Non-recurring non-cash reductions for Subject Period:	$
	7.	Non-recurring cash reductions incurred for Subject Period as a result of:

		(a) the Acquisition Transaction	$
		(b) the early termination of Borrower’s Capital Trust II Indebtedness	$
		(c) termination of existing swap contracts (not to exceed $50,000,000.00, in the aggregate)	$

		= Total (Line 7(a) + 7(b) + 7(c))	$

	8.	All other non-cash reductions for Subject Period:	$
	9.	Income tax credits for Subject Period:	$
	10.	Non-cash additions to Consolidated Net Income for Subject Period:	$
	11.	Consolidated EBITDA (Lines II.A1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 - 9 - 10):	$
	B.	Consolidated Interest Charges for Subject Period:	$
II.	Consolidated Interest Coverage Ratio (Line I.A.11. ÷ Line I.B.):		to 1.00
Minimum permitted:			2.50 to 1.00